                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  JULY 26, 1996


                           ENTERPRISE SYSTEMS, INC.
                           ------------------------
                 (Exact Name of Registrant as Specified in Its Charter)



                                   DELAWARE
                                   --------
                (State or Other Jurisdiction of Incorporation)


     0-26794                                                  36-3130103
     -------                                                  ----------
(Commission File Number)                       (IRS Employer Identification No.)

1400 SOUTH WOLF ROAD, WHEELING, ILLINOIS                              60090-6524
- ----------------------------------------                              ----------
 (Address of Principal Executive Offices)                             (Zip Code)

                                (847) 537-4800
                                 --------------
             (Registrant's Telephone Number, Including Area Code)




                                     NONE
                                     ----
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          On May 28, 1996, the Company filed a Current Report on Form 8-K with respect to the acquisition of the materials management division of Continental Healthcare Systems, Inc. (the "Acquisition") indicating that the required Financial Statements and pro forma financial information would be filed within sixty (60) days of completion of the Acquisition.

          The Financial Statements and pro forma financial information were filed as follows:

          (a) Financial Statements of businesses to be acquired

              The Financial Statements are contained in the Enterprise Systems, Inc. Registration Statement on Form S-1 (Registration Number 333-08911) (the "Registration Statement") filed with the United States Securities and Exchange Commission on July 26, 1996.

          (b) Pro forma financial information

              The pro forma financial information is contained in the Registration Statement.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ENTERPRISE SYSTEMS, INC.


                                    By:  James H. Ray
                                       --------------------------
                                    Its: Vice President, Finance
                                        -------------------------


Date:  July 26, 1996

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